NUVEEN SYMPHONY LARGE-CAP VALUE FUND

NUVEEN SYMPHONY SMALL-MID CAP CORE FUND

SUPPLEMENT DATED AUGUST 1, 2012

TO THE PROSPECTUS DATED JANUARY 31, 2012

Nuveen Symphony Large-Cap Value Fund and Nuveen Symphony Small-Mid Cap Core Fund (the “Funds”) will be liquidated as of the close of business on September 26, 2012.

Effective August 2, 2012, the Funds will stop accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that hold shares of a Fund as of today may continue to purchase shares of that Fund until September 21, 2012. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the Funds. The Funds reserve the right to modify the extent to which sales of shares are limited prior to each Fund’s liquidation. As of the close of business on September 26, 2012, each Fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-SYMPHP-0812P